SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12


                                IBL Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:

          (2)  Form, schedule or registration statement no.:

          (3)  Filing party:

          (4)  Date filed:

                                IBL BANCORP, INC.
                              23910 Railroad Avenue
                           Plaquemine, Louisiana 70764
                                 (225) 687-6337

                   NOTICEOF ANNUAL MEETING OF STOCKHOLDERS To
                            Be Held on April 25, 2001

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of IBL Bancorp, Inc. (the "Company") will be held at the Company's office located at 23910 Railroad Avenue, Plaquemine, Louisiana 70764 on Wednesday, April 25, 2001 at 10:00 a.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

          (1) To elect two directors for terms of three years or until their successors have been elected and qualified;

          (2) To ratify the appointment of L.A. Champagne & Co., L.L.P. as the Company's independent auditors for the year ending December 31, 2001; and

          (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the meeting, management is not aware of any other such business.

     Stockholders of record of the Company as of the close of business on March 13, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ G. Lloyd Bouchereau, Jr.

                                        G. Lloyd Bouchereau, Jr., President and
                                        Chief Executive Officer



Plaquemine, Louisiana
March 27, 2001


--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                                IBL BANCORP, INC.

                               ------------------

                                 PROXY STATEMENT

                               ------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 April 25, 2001

     This Proxy Statement is being furnished to the holders of common stock, par value $.01 per share ("Common Stock"), of IBL Bancorp, Inc. (the "Company"), which acquired all of the common stock of The Iberville Building and Loan Association (the "Association") issued in connection with the conversion of the Association from a Louisiana-chartered mutual savings and loan association to a Louisiana-chartered stock savings and loan association in (the "Conversion").

     Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Company's office located at 23910 Railroad Avenue, Plaquemine, Louisiana 70764 on Wednesday, April 25, 2001 at 10:00 a.m., Central Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 27, 2001.

     Each proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described herein and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

     Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (1) filing with the Secretary of the Company written notice thereof (Gary K. Pruitt, Secretary, IBL Bancorp, Inc., 23910 Railroad Avenue, Plaquemine, Louisiana 70764); (2) submitting a duly executed proxy bearing a later date; or (3) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                            VOTING AND REQUIRED VOTES

     Only stockholders of record at the close of business on March 13, 2001 (the "Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 210,870 shares of Common Stock issued and outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock outstanding is entitled to one vote at the Annual Meeting on each matter properly presented at the Annual Meeting.

     Directors are elected by a plurality of the votes cast with a quorum present. A quorum consists of stockholders representing, either in person or by proxy, a majority of the outstanding Common Stock entitled to vote at the meeting. Abstentions are considered in determining the presence of a quorum but will not affect the plurality vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present in person or by proxy is required to ratify the appointment of the independent auditors. Under rules applicable to broker-dealers, the election of directors and the ratification of the auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

          INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                   WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

     The Bylaws of the Company presently provide that the Board of Directors shall consist of six members, and the Articles of Incorporation and Bylaws of the Company presently provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years or until their successors are elected and qualified. One class of directors is to be elected annually. There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected or nominated as a director, and no director or nominee for director is related to any other director, nominee for director or executive officer of the Company by blood, marriage or adoption.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

                                            Position with the Company and the
                                           Association and Principal Occupation             Director
Name                          Age(1)            During the Past Five Years                  Since(2)
-------------------        -----------   -------------------------------------------     -------------

                       Nominees for Term Expiring in 2004
John L. Delahaye               54        Attorney with the law firm of Borron &               1983
                                         Delahaye in Plaquemine, Louisiana since
                                         1974

Danny M. Strickland            34        Loan Officer/Vice President of the                   1998
                                         Association since 1995 and of the Company
                                         since June 1998; Branch Manager of
                                         Transamerica Financial Services in
                                         Lafayette, Louisiana from July 1993 to
                                         December 1994; prior thereto, Assistant
                                         Branch Manager of Transamerica Financial
                                         Services

The Board of Directors recommends that you vote FOR the election of the above nominees for director.

                      Directors Whose Terms Expire in 2002
G. Lloyd Bouchereau, Jr.       59       President and Chief Executive Officer of the          1968
                                        Association since 1978 and of the Company
                                        since June 1998; employed by the
                                        Association since 1966

Bobby E. Stanley               60       Self employed public accountant                       1988


                      Directors Whose Terms Expire in 2003
Gary K. Pruitt                 59       Secretary-Treasurer of the Association since          1995
                                        1996 and of the Company  since
                                        June 1998;  retired;  formerly
                                        Executive   Director   of  the
                                        Greater   Baton   Rouge   Port
                                        Commission   in  Port   Allen,
                                        Louisiana until June 1998

Edward J. Steinmetz            49       Business Manufacturing Manager with                   1997
                                        Borden Chemical, Inc. in Donaldsonville,
                                        Louisiana since June 1999; prior thereto,
                                        Plant Manager of Ashland Chemical Co., a
                                        methanol plant in Plaquemine, Louisiana


---------------
(1)  As of December 31, 2000.
(2)  Includes service as a director of the Association.

Stockholder Nominations

     Article 6.F of the Company's Articles of Incorporation governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 120 days prior to the anniversary date of the initial mailing of proxy materials by the Company in connection with the immediately preceding annual meeting. Article 6.F also requires the notice of stockholder nominations to provide certain information.

Board Meetings and Committees

     The Board of Directors of the Company met seven times during the year ended December 31, 2000. Directors of the Company receive no fees from the Company for attending Board of Directors meetings or committee meetings. The Board of Directors has an audit committee as described below. The Board of Directors of the Company does not have any separate executive, compensation or nominating committees. No director of the Company attended fewer than 75% in the aggregate of the meetings of the Board of Directors held during 2000 and the total number of meetings held by all committees of the Board on which he served during the year.

     The Audit Committee reviews the scope and results of the audit performed by the Company's independent auditors and reviews with management and such independent auditors the Company's system of internal control and audit. The Audit Committee also reviews all examination and other reports by federal banking regulators. The members of the Audit Committee for both the Company and the Association are Messrs. Stanley (Chairman), Pruitt and Steinmetz. The Audit Committee is the same for the Company and the Association and met twice in 2000.

     The full Board of Directors of the Company serves as the Nominating Committee and met once during 2000 in such capacity. Although the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders of the Company. Article 6.F of the Company's Articles of Incorporation provides certain procedures which stockholders must follow in making director nominations.

     Regular meetings of the Board of Directors of the Association are held once a month and special meetings of the Board of Directors are held from time-to-time as needed. There were 17 meetings of the Board of Directors of the Association held during 2000. No director attended fewer than 75% of the total number of meetings of the Board of Directors of the Association during 2000 and the total number of meetings held by all committees of the Board on which the director served during such year.

     The Board of Directors of the Association does not have any separate executive, compensation or nominating committees.

Report of the Audit Committee

     The Audit Committee's general role is to assist the Board of Directors in fulfilling its responsibility of reviewing the Company's financial reporting process. The Audit Committee is governed by a charter which specifies, among other things, the scope of its responsibilities and how those responsibilities are performed. A copy of the charter is included in this Proxy Statement as Appendix A. The Audit Committee members are "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards.

     The Audit Committee reviewed and discussed the annual financial statements with management and the independent auditors. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the independent auditors concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the independent auditors the contents of such materials, the auditors' independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.


                                                    Bobby E. Stanley
                                                    Gary K. Pruitt
                                                    Edward J. Steinmetz


Directors' Compensation

     Each director of the Association receives $600 for each meeting of the Board of Directors or a committee of the Board. Directors are paid for up to two excused absences from meetings per year.

Executive Officers

     The only executive officers of the Company and the Association are Messrs. Bouchereau and Strickland, who are also directors of the Company and the Association.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (1) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("1934 Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (2) the directors of the Company, and (3) all directors and executive officers of the Company and the Association as a group.

                                                                      Common Stock
                                                                Beneficially Owned as of
                                                                 March 13, 2001(1)(2)(3)
                                                             --------------------------------
            Name of Beneficial Owner                             Amount               %
---------------------------------------------------------------------------------------------
IBL Bancorp, Inc.                                               16,869(4)            8.0%
Employee Stock Ownership Plan Trust
23910 Railroad Avenue
Plaquemine, Louisiana 70764

Directors:
       G. Lloyd Bouchereau, Jr.                                 17,248(5)            8.0%
       John L. Delahaye                                          9,749(6)            4.6%
       Gary K. Pruitt                                            9,249(7)            4.4%
       Bobby E. Stanley                                         12,249(8)            5.8%
       Edward J. Steinmetz                                       8,249(9)            3.9%
       Danny M. Strickland                                       8,002(10)           3.7%
All directors and executive officers of the
 Company and the Association as a group (six persons)            64,746(4)          29.1%

-----------------
(1) Based upon information furnished by the respective persons. Pursuant to rules promulgated under the 1934 Act, a person is deemed to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (a) voting power, which includes the power to vote or to direct the voting of the shares; or (b) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting power and sole investment power with respect to the indicated shares.

(2)  Under  applicable  regulations,  a  person  is  deemed  to have  beneficial ownership of any shares of Common Stock which may be acquired within 60 days of the date shown pursuant to the exercise of outstanding stock options. Shares of Common Stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other person or group. The amounts set forth in the table include shares which may be received upon the exercise of stock options pursuant to the 1999 Stock Option Plan within 60 days of the date shown as follows: for Mr. Bouchereau, 3,515 shares; for Mr. Strickland, 2,811 shares; for each of Messrs. Delahaye, Pruitt, Stanley and Steinmetz, 1,406 shares; and for all directors and executive officers as a group, 11,950 shares.

                                              (Footnotes continued on next page)

(3) Includes unvested restricted shares granted pursuant to the Company's 1999 Recognition and Retention Plan as follows: for Mr. Bouchereau, 702 shares; for Mr. Strickland, 562 shares; for each of Messrs. Delahaye, Pruitt, Stanley and Steinmetz, 281 shares; and for all directors and executive officers as a group, 2,389 shares. While these restricted shares have not yet vested or been distributed to the recipient of the grant, the grant recipients are entitled to vote the restricted shares.

(4) The IBL Bancorp, Inc. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the IBL Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Bouchereau, Stanley and Strickland, who act as trustees of the plan ("Trustees"). As of the Voting Record Date, 13,073 shares of Common Stock held in the Trust were unallocated and 3,796 shares had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees and will generally vote unallocated shares held in the ESOP in the same proportion for and against proposals to stockholders as the ESOP participants and beneficiaries actually vote shares of Common Stock allocated to their individual accounts, subject in each case to the fiduciary duties of the ESOP trustees and applicable law. Any allocated shares which either abstain on the proposal or are not voted will generally be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. The amount of Common Stock beneficially owned by each individual trustee or all directors and executive officers as a group does not include the unallocated shares held by the Trust. The total for all directors and executive officers as a group includes 2,537 shares allocated to the ESOP accounts of the two executive officers.

(5) Includes 2,566 shares held by Mr. Bouchereau's individual retirement account ("IRA"), 3,000 shares held by his spouse's IRA, 2,000 shares held jointly with his spouse, 1,000 shares held by his two children, and 1,558 shares allocated to Mr. Bouchereau's ESOP account. Mr. Bouchereau has shared voting and dispositive power with respect to the shares held by his spouse and children. Excludes the unallocated shares held by the ESOP, of which Mr. Bouchereau is one of three trustees.

(6) Includes 3,750 shares held by Mr. Delahaye's spouse, with whom voting and dispositive power is shared.

(7) Includes 1,000 shares held by Mr. Pruitt's spouse, with whom voting and dispositive power is shared.

(8) Includes 5,759 shares held by Mr. Stanley's IRA and 4,241 shares held by Mr. Stanley's spouse, with whom voting and dispositive power is shared. Excludes the unallocated shares held by the ESOP, of which Mr. Stanley is one of three trustees.

(9)  Includes 6,000 shares held jointly with his spouse.

(10) Includes 979 shares allocated to Mr. Strickland's ESOP account and 25 shares held jointly by Mr. Strickland's parents. Excludes the unallocated shares held by the ESOP, of which Mr. Strickland is one of three trustees.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under Section 16(a) of the 1934 Act, the Company's directors, officers and any persons holding more than 10% of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission ("Commission") and the National Association of Securities Dealers, Inc. ("NASD") by specific dates. Based on representations of its directors and officers and copies of the reports that they have filed with the Commission and the NASD, the Company believes that all of these filing requirements were satisfied by the Company's directors and officers in the year ended December 31, 2000.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The Company has not yet paid separate compensation directly to its officers. The following table sets forth a summary of certain information concerning the compensation paid by the Association for services rendered in all capacities during the year ended December 31, 2000 to the President and Chief Executive Officer of the Company and the Association. No executive officer of the Association received total compensation in excess of $100,000 during 2000.

                                                                                     Long-Term Compensation
                                                                            ---------------------------------------
                                              Annual Compensation                     Awards               Payouts
                                     -------------------------------------  ---------------------------   ---------
                                                                Other       Restricted      Securities
          Name and         Fiscal                              Annual          Stock        Underlying      LTIP        All Other
     Principal Position     Year      Salary(1)    Bonus   Compensation(2)   Award(3)       Options(4)     Payouts   Compensation(5)
------------------------   ------    ----------   ------   ---------------  ----------      -----------   ---------  ---------------
G. Lloyd Bouchereau, Jr.   2000       $77,400     $9,000         --          $    --             --          --          $16,502
    President and Chief    1999        77,400      2,000         --            22,134         5,272          --           16,763
    Executive Officer      1998        79,200      8,000         --               --             --          --           12,822

-----------------

(1)  Includes  directors' fees of $10,200 in 2000,  $10,200 in 1999, and $12,000 in 1998.
(2) Annual compensation does not include amounts attributable to other miscellaneous benefits received by Mr. Bouchereau. The costs to the Association of providing such benefits during

     1999 did not exceed 10% of the total salary and bonus paid to or accrued for the benefit of such individual executive officer.

(3) Represents the grant of 2,108 shares of restricted Common Stock pursuant to the 1999 Recognition and Retention Plan and Trust Agreement, which shares were deemed to have had the indicated value at the date of grant. The 702 unvested shares of restricted stock had a fair market value of $7,459 at December 31, 2000, based on the $10.625 per share closing market price on such date. The award vested one-third on the date of grant, and an additional one-third vests on each of the first two annual anniversary dates. Dividends are paid on the restricted shares.

(4) Consists of stock options granted pursuant to the 1999 Stock Option Plan. One-third of the options vested and became exercisable on the date of grant, and an additional one-third vests on each of the first two annual anniversary dates.

(5) Consists of amounts allocated, accrued or paid by the Association on behalf of Mr. Bouchereau pursuant to the Association's Profit Sharing Plan in each year and allocations of Common Stock to Mr. Bouchereau's ESOP account ($7,299 in 2000, $7,577 in 1999 and $1,542 in 1998).

Employment Agreements

     In connection with the Conversion, the Company and the Association (the "Employers") entered into employment agreements with each of Messrs. Bouchereau and Strickland. The Employers have agreed to employ the executives for a term of three years commencing September 30, 1998, in each case in their current respective positions. As of December 31, 2000, the agreements provide that Messrs. Bouchereau and Strickland will be paid their current salary levels of $67,200 and $38,400, respectively, as such amounts may be increased from time to time. The executives' compensation and expenses shall be paid by the Company and the Association in the same proportion as the time and services actually expended by the executives on behalf of each respective Employer. The employment agreements will be reviewed annually, and the term of the executives' employment agreements shall be extended each year for a successive additional one-year period upon the approval of the Employers' Boards of Directors, unless either party elects, not less than 30 days prior to the annual anniversary date, not to extend the employment term.

     Each of the employment agreements are terminable with or without cause by the Employers. The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination by the Employers for cause, disability or retirement. The agreements provide for certain benefits in the event of the executive's death. In the event that

            (1) either executive terminates his employment because of failure to comply with any material provision of the employment agreements or the Employers change the executive's title or duties or

            (2) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the executive as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control of the Company, as defined, then the executive will be entitled to a cash severance amount equal to three times his average annual compensation for the last five calendar years (or such shorter period that he has worked with the Association), plus the continuation of certain miscellaneous fringe benefits, subject to reduction pursuant to
Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") as set forth below in the event of a change in control.

     A change in control is generally defined in the employment agreements to include any change in control of the Company required to be reported under the federal securities laws, as well as (1) the acquisition by any person of 20% or more of the Company's outstanding voting securities or (2) a change in a majority of the directors of the Company during any three-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

     Each employment agreement provides that, in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced by the amount which is the minimum necessary to result in the payments not exceeding three times the recipient's average annual compensation from the Employers which was includable in the recipient's gross income during the most recent five taxable years (the "Section 280G Limit"). As a result, none of the severance payments will be subject to a 20% excise tax, and the Employers will be able to deduct such payments as compensation expense for federal income tax purposes. If a change in control was to occur in 2001, the Section 280G Limit for Messrs. Bouchereau and Strickland would be approximately $260,000 and $153,000, respectively.

     Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant antitakeover effect. The Company and/or the Association may determine to enter into similar employment agreements with other officers in the future.

Existing Stock Options

     No stock options were granted during 2000 to the executive officer named in the Summary Compensation Table. No options were exercised by executive officers during 2000. The following table sets forth, with respect to the executive officer named in the Summary Compensation Table, information with respect to the number of shares of Common Stock covered by options held at the end of the fiscal year and the value with respect thereto.

                                                 Number of                           Value of Unexercised
                                           Unexercised  Options                      in the Money Options
                                            at Fiscal Year End                      at Fiscal Year End (1)
                                           --------------------                     ----------------------
              Name                  Exercisable           Unexercisable        Exercisable          Unexercisable
----------------------------       -------------        ----------------      -------------        ----------------
G. Lloyd Bouchereau, Jr.               3,515                 1,757                $439                   $220


(1) Based on a per share market price of Common Stock of $10.625 at December 31, 2000, minus the applicable exercise price per share.

Profit Sharing Plan

     The Association maintains an Employee Profit Sharing Plan (the "Profit Sharing Plan"), which is a tax-qualified defined contribution plan. Full-time employees who have been credited with at least one year of service and who have attained age 21 are eligible to participate in the Profit Sharing Plan. Over the past several years, the Association generally contributed each year an amount to the Profit Sharing Plan equal to 15% of the gross salaries of eligible employees. In 1997 and 1998, 15% contributions were made by the Association in the amounts of $31,000 and $28,500, respectively. The contributions to the Profit Sharing Plan were 10% of gross salaries in 1999 and 12% of gross salaries in 2000, for an aggregate contribution of $22,000 in 1999 and $25,000 in 2000. Employees become vested as to their account balances at the rate of 20% per year after three years of service and are 100% vested after seven years of service. Benefits are payable upon retirement, death or disability.

Employee Stock Ownership Plan

     The Company has established the ESOP for employees of the Company and the Association. Full-time employees of the Company and the Association who have been credited with at least 1,000 hours of service during a 12-month period and who have attained age 21 are eligible to participate in the ESOP.

     The ESOP borrowed $168,690 from the Company in order to fund the purchase of 8% of the Common Stock sold in the Conversion. The amount of the loan equaled 100% of the aggregate purchase price of the Common Stock acquired by the ESOP. The loan to the ESOP is being repaid principally from the Company's and the Association's contributions to the ESOP over a period of 10 years, and the collateral for the loan is the Common Stock purchased by the ESOP. The interest rate for the ESOP loan is a fixed rate of 8.5%. The Company may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of Common

Stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, upon the original issuance of additional shares by the Company or upon the sale of treasury shares by the Company. Such purchases, if made, would be funded through additional borrowings by the ESOP or additional contributions from the Company. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

     Shares purchased by the ESOP with the proceeds of the loan are held in a suspense account and released to participants on a pro rata basis as debt service payments are made. Shares released from the ESOP are allocated to each eligible participant's ESOP account based on the ratio of each such participant's base compensation to the total base compensation of all eligible ESOP participants. Forfeitures will be reallocated among remaining participating employees and may reduce any amount the Company might otherwise have contributed to the ESOP. Upon the completion of three years of service, the account balances of participants within the ESOP will become 20% vested and will continue to vest at the rate of 20% for each additional year of service completed by the participant, such that a participant will become 100% vested upon the completion of seven years of service. Credit is given for years of service with the Association prior to adoption of the ESOP. In the case of a "change in control," as defined, however, participants will become immediately fully vested in their account balances. Benefits may be payable upon retirement or separation from service. The Company's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

     Messrs. Bouchereau, Stanley and Strickland serve as trustees of the ESOP. Under the ESOP, the trustees must generally vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and unallocated shares will generally be voted in the same ratio on any matter as those allocated shares for which instructions are given, in each case subject to the requirements of applicable law and the fiduciary duties of the trustees.

     Generally accepted accounting principles require that any third party borrowing by the ESOP be reflected as a liability on the Company's statement of financial condition. Since the ESOP's loan is from the Company, the loan is not treated as a liability, but rather the amount of the loan is deducted from stockholders' equity. If the ESOP purchases newly issued shares from the Company, total stockholders' equity would neither increase nor decrease, but per share stockholders' equity and per share net earnings would decrease as the newly issued shares are allocated to the ESOP participants.

     The ESOP is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations of the Internal Revenue Service and the Department of Labor thereunder.

Certain Transactions

     John L. Delahaye, a director of the Association, is a partner in the firm of Borron & Delahaye, which serves as general counsel to the Association. During 2000, Borron & Delahaye received a monthly retainer of $400 from the Association and approximately $28,000 of legal fees in connection with real estate loan closings. All of the loan closing fees were paid by the borrowers rather than the Association.


     Management believes that the above transactions were on terms at least as favorable to the Association as could be obtained from unaffiliated third parties.

Indebtedness of Management

     From August 1989 through November 1996, applicable law required that all loans or extensions of credit to executive officers and directors be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Association's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

     Except as hereinafter indicated, all loans made by the Association to its executive officers and directors are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

     In accordance with applicable regulations, the Association makes loans to its directors, officers and employees. These loans are generally made on the same terms as comparable loans to unaffiliated third parties, except that the Association waives the 1% loan origination fee. The following table sets forth certain information relating to preferential loans to executive officers and directors which exceeded $60,000 during 2000. At December 31, 2000, the Association had six preferential loans outstanding to directors and executive officers of the Association, or members of their immediate families, including preferential loans to directors and executive officers whose aggregate indebtedness did not exceed $60,000. These preferential loans totaled approximately $228,000 or 6.0% of the Company's total stockholders' equity at December 31, 2000. The Association also has other non-preferential loans to its directors and executive officers.

                                                                             Highest
                                                                            Principal
                                                               Year        Balance from      Principal         Interest
                                         Nature of             Loan         1/1/00 to        Balance at       Rate as of
      Name and Position                Indebtedness            Made          12/31/00         12/31/00         12/31/00
---------------------------------------------------------------------------------------------------------------------------
G. Lloyd Bouchereau, Jr.,           Residential mortgage       1995         $ 54,135         $45,690             8.33%(1)
    Director, President and         Second mortgage            1999            7,600              --             8.50
    Chief Executive Officer
John L. Delahaye,                   Construction loan          2000           71,500          71,500             8.00
    Director

-----------------
(1)  The interest rate adjusts annually.


                     RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has appointed L.A. Champagne & Co., L.L.P., independent certified public accountants, to perform the audit of the Company's consolidated financial statements for the year ending December 31, 2001, and has further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

     The Company has been advised by L.A. Champagne & Co., L.L.P. that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. L.A. Champagne & Co., L.L.P. will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

     In determining whether to appoint L.A. Champagne & Co., L.L.P. as the Company's auditors, the Company's Audit Committee considered whether the provision of services, other than auditing services, by L.A. Champagne & Co., L.L.P. is compatible with maintaining the auditor's independence. In addition to performing auditing services, the Company's auditors performed tax-related services for the Company in 2000. The Audit Committee believes that L.A. Champagne's performance of these other services is compatible with maintaining the auditor's independence.

Audit Fees

     The aggregate amount of fees billed by L.A. Champagne & Co., L.L.P. for its audit of our annual financial statements for 2000 and for its reviews of our unaudited interim financial statements included in reports filed by the Company under the 1934 Act during 2000 was $35,456.

Financial Information Systems Design and Implementation

     The Company did not engage or pay any fees to L.A. Champagne & Co., L.L.P. with respect to the provision of financial information systems design and implementation services during 2000.

All Other Fees

     The aggregate amount of fees billed by L.A. Champagne & Co., L.L.P. for all other services rendered to us during 2000 was $5,471. These services consisted primarily of preparing federal and state income tax returns and other tax-related services.

     The Board of Directors recommends that you vote FOR the ratification of the appointment of L.A. Champagne & Co., L.L.P. as independent auditors for the year ending December 31, 2001.

                              STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April 2002, must be received at the principal executive offices of the Company, 23910 Railroad Avenue, Plaquemine, Louisiana 70764, Attention: Gary K. Pruitt, Secretary, no later than November 27, 2001. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

     Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting provided that the requirements set forth in
Article 9.D of the Company's Articles of Incorporation are satisfied in a timely manner. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 120 days prior to the anniversary date of the initial mailing of proxy materials by the Company in connection with the Company's immediately preceding annual stockholders' meeting.

                                 ANNUAL REPORTS

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2000 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

     Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-KSB for the year ended

December 31, 2000 and a list of the exhibits thereto required to be filed with the Securities and Exchange Commission under the 1934 Act. Such written request should be directed to Danny M. Strickland, Vice President, IBL Bancorp, Inc., 23910 Railroad Avenue, Plaquemine, Louisiana 70764. The Form 10-KSB is not part of the proxy solicitation materials.

                                  OTHER MATTERS

     Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The Company may solicit proxies by mail, advertisement, telephone, facsimile, telegraph and personal solicitation. Directors and executive officers of the Company and the Association may solicit proxies personally or by telephone without additional compensation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy solicitation materials to the beneficial owners of the Company's Common Stock.

     YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE- PAID ENVELOPE.

                                                                    Appendix A

                                IBL BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

                             (Adopted May 17, 2000)

     The Board of Directors of IBL Bancorp, Inc. (the "Company") has constituted and established an Audit Committee (the "Audit Committee") with authority, responsibility and specific duties as described in this Audit Committee Charter.

A.  Composition and Meetings

     The Audit Committee shall consist of three or more directors, each of whom is independent of management and free from any relationship that, in the opinion of the Board of Directors, as evidenced by its annual selection of such Audit Committee members, would interfere with the exercise of independent judgment as an Audit Committee member. Each such director shall be an "independent director" as defined by applicable rules of the National Association of Securities Dealers, Inc., as such definition may be amended from time to time. See Exhibit 1 hereto. Each Audit Committee member must also be able to read and understand fundamental financial statements (including the Company's balance sheet, income statement and cash flow statement), or become able to do so within a reasonable time after being appointed to the Audit Committee. Furthermore, at least one
Audit Committee member must have past employment experience in finance or accounting, requisite professional certification in finance or accounting, or any other comparable experience or background resulting in financial sophistication (including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities). These requirements are intended to satisfy the Nasdaq listing requirements relating to the composition of audit committees, and shall be construed accordingly.

     The Audit Committee shall meet at least four times annually, or more frequently as circumstances warrant. The Audit Committee shall meet at least once annually with management and the independent auditors to discuss any matters that the committee or any of these groups believe should be discussed. The Audit Committee, or the Chairman of the Committee, shall communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' review procedures.

B.  Primary Functions

     The Audit Committee shall have access to all records of the Company, shall perform the following functions, and shall have and may exercise such powers as are appropriate to its purpose.

     The Audit Committee shall:

     o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

     o Monitor the independence and performance of the Company's independent auditors.

     o Provide a channel of communication among the independent auditors, management and the Board of Directors.

     To  accomplish  these  objectives,  the  Audit  Committee  shall  have  the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it shall have direct access to the independent auditors as well as anyone within the Company. The Audit Committee shall have the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

C.  Review Procedures

     The Audit Committee shall:

     o Review and assess the adequacy of the Audit Committee Charter at least annually, submit the Charter to the Board of Directors for approval and have the Charter attached to the Company's annual proxy statement at least once every three years in accordance with SEC regulations.

     o Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

     o In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and steps that management has taken to monitor, control and report such exposures.

     o Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (Communication with Audit Committees) and SAS 90 (Audit Committee Communications). The Chairman of the Audit Committee may act on behalf of the Audit Committee for purposes of this review.

D.  Relationship to Independent Auditors

     The independent auditors are ultimately accountable to the Board of Directors and its authorized committee, the Audit Committee. The Audit Committee shall:

     o Review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     o Approve the fees and other significant compensation to be paid to the independent auditors.

     o Review and discuss with the independent auditors, on an annual basis, all significant relationships that the independent auditors have with the Company that could impair the auditors' independence. The Audit Committee shall do so in accordance with Independence Standards Board Standard No. 1 and any successor statements or amendments.

     o To assure its sufficiency, review the independent auditors audit plan and discuss its scope, staffing, locations, reliance upon management, and general audit approach.

     o Prior to releasing the year end earnings, discuss the results of the audit with the independent auditors. Discuss matters required to be communicated with audit committees pursuance to SAS 61, including: (a) the auditors' responsibility under generally accepted auditing standards, (b) significant accounting policies, (c) management judgments and accounting estimates, (d) significant audit adjustments,
          (e) other information in documents containing audited financial statements, (f) disagreements with management over such matters as accounting principles, scope of audit and disclosures, (g) consultation with other accountants by management, (h) major issues discussed with management prior to engagement of the auditor, and (i) any difficulties encountered in performing the audit.

     o Review with the chief financial officer of the Company and the independent auditor the Company's quarterly financial results prior to release of earnings or the Company's quarterly financial statements prior to filing or distribution.

     o Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting, including underlying estimates used in the preparation of the Company's financial statements.

     o Discuss with the independent auditors the clarity of the financial disclosure practices used or proposed by the Company.

     o Inquire as to the independent auditors' views about whether management's choices of accounting principles appear reasonable from the perspective of income, asset and liability recognition, and whether those principles are common or minority practices.

E.  Legal Compliance

     The Audit Committee shall:

     o At least annually, review with the Company's legal counsel any legal matters that could have a significant impact on the organization's financial statements, such as investment limits, regulatory capital requirements or limits on the distribution of dividends, as well as the Company's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

     o Review reports of the Compliance Officer covering the scope and adequacy of the compliance program, the degree of compliance and cooperation, and the implementation of corrective actions (if necessary or appropriate.)

     o Receive reports from management on the Bank's compliance with Section 36 of the Federal Deposit Insurance Act and review the basis for the reports issued with management and the Bank's independent auditors. The obligations under Section 36 relate, among other things, to preparation of an annual report to the appropriate federal banking agency containing annual financial statements and a report containing
          (a) a statement of management's responsibilities for preparing financial statements, establishing and maintaining an adequate internal control structure and procedures for financial reporting, and complying with laws and regulations relating to safety and soundness, and (b) an assessment of the effectiveness of these internal controls and of compliance with the applicable laws and regulations.

F.  Annual Audit Committee Report to Shareholders

     The Audit Committee shall prepare an Annual Audit Committee Report for inclusion in the Company's proxy statement that accompanies the annual report to shareholders. The Annual Audit Committee Report shall state:

     o The Audit Committee has reviewed and discussed the audited financial statements with management;

     o The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380), as may be modified or supplemented;

     o The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent auditors the independent auditors' independence; and

     o Based on the review and discussions of the preceding items, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB.

The name of each member of the Audit Committee shall be set out at the end of the Annual Audit Committee Report.

G.  Other Responsibilities

     The Audit Committee shall:

     o Perform any other activities consistent with this Charter, the Company's Articles of Incorporation and Bylaws and applicable law and as the Board of Directors deems necessary.

     o Maintain minutes of its meetings and periodically report to the Board of Directors of the Company on significant results of the Audit Committee's activities. All meetings of the Audit Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof.

     o    Periodically   perform   self-assessment   of  the  Audit  Committee's
          performance.

     o Review financial and accounting personnel succession planning within the Company.

     o    Annually  review  policies  and  procedures  as well as audit  results
          associated  with  directors'  and  officers'   expense   accounts  and
          perquisites.

                                         Adopted by the Audit Committee
                                         as of May 17, 2000

                                         Approved by the Board of Directors
                                         as of May 17, 2000

                                    EXHIBIT 1

     Definition of "Independent Director" as found in Rule 4200 of the National Association of Securities Dealers, Inc., as approved by the Securities and Exchange Commission, Release No. 34-42231 (December 14, 1999).

     (15) "Independent director" means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. The following persons shall not be considered independent:

          (A) a director who is employed by the corporation or any of its affiliates for the current year or any of the past three years;

          (B) a director who accepts any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

          (C) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

          (D) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

          (E) a director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

IBL BANCORP, INC.                                                REVOCABLE PROXY



     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF IBL BANCORP, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 25, 2001 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Company's office located at 23910 Railroad Avenue, Plaquemine, Louisiana 70764, on April 25, 2001, at 10:00 a.m., Central Time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as follows:

1.     Election of Directors

   [_] FOR all nominees listed below         [_]   WITHHOLD authority to
       (except as marked to the                    vote for all nominees
       contrary below)                             listed below

       Nominees for three-year term: John L. Delahaye and Danny M. Strickland

       To withhold authority to vote for one but not both of the nominees, write the name of the nominee in the space provided below:

--------------------------------------------------------------------------------

2. Proposal to ratify the appointment of L.A. Champagne & Co., L.L.P. as the Company's independent auditors for the year ending December 31, 2001.


        [_]  FOR               [_] AGAINST                    [_] ABSTAIN


     In their discretion, the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

                   (Continued and to be signed on other side)

     The Board of Directors recommends that you vote FOR the Board of Directors' nominees listed above and FOR Proposal 2. Shares of common stock of the Company will be voted as specified. If no specification is made, shares will be voted for the election of the Board of Directors' nominees to the Board of Directors, for Proposal 2, and otherwise at the discretion of the proxies. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. This proxy may be revoked at any time before it is exercised.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of IBL Bancorp, Inc. called for April 25, 2001, a Proxy Statement for the Annual Meeting and the 2000 Annual Report to Stockholders.

     PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

                                        Dated: _______________________ , 2001



                                        _____________________________________


                                        _____________________________________
                                        Signature(s)


                                        Please  sign  exactly  as  your  name(s)
                                        appear on this Proxy. Only one signature
                                        is  required  in  the  case  of a  joint
                                        account.     When     signing    in    a
                                        representative  capacity,   please  give
                                        title.

                                       2